UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2012

Sarepta Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	001-14895 (Commission File Number)	93-0797222 (IRS Employer Identification No.)

3450 Monte Villa Parkway, Suite 101

Bothell, WA 98021

(Address of principal executive offices, including zip code)

(425) 354-5038

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 18, 2012, Sarepta Therapeutics, Inc. (the “Company”) registered the offer and sale up to 4,848,430 shares of its common stock issuable upon the exercise of currently outstanding warrants, including up to 891,385 shares of common stock that are issuable upon the exercise of warrants originally issued on December 19, 2007 (the “December 2007 warrants”), 34,626 shares of common stock that are issuable upon the exercise of a warrant originally issued on March 20, 2008 (the “March 2008 warrant”), 2,354,034 shares of common stock that are issuable upon the exercise of warrants originally issued on January 30, 2009 (the “January 2009 warrants”) and 1,568,385 shares of common stock that are issuable upon the exercise of warrants originally issued on August 25, 2009 (the “August 2009 warrants”).

The December 2007 warrants were issued pursuant to a prospectus dated November 22, 2006 and a prospectus supplement dated December 12, 2007. Each December 2007 warrant is exercisable at any time on or prior to December 18, 2012 at an exercise price of $14.70 per share. The March 2008 warrant was issued in connection with the acquisition of Ercole Biotechnology, Inc., or Ercole, in exchange for an outstanding warrant issued by Ercole. The March 2008 warrant is exercisable at any time until November 13, 2012 at an exercise price of $21.66 per share. The January 2009 warrants were issued pursuant to a prospectus dated November 22, 2006 and a prospectus supplement dated January 30, 2009. Each January 2009 warrant is exercisable at any time on or prior to July 30, 2014 at an exercise price of $6.96 per share. The August 2009 warrants were issued pursuant to a prospectus dated August 13, 2009 and a prospectus supplement dated August 20, 2009. Each August 2009 warrant is exercisable at any time on or prior to August 25, 2014 at an exercise price of $10.68 per share.

The Company will receive the proceeds from any cash exercises of the warrants. The Company intends to use the net proceeds from this offering, if any, for general corporate purposes, including the continued development of eteplirsen and other product candidates.

The shares of common stock issuable upon exercise of the warrants were registered under an effective Registration Statement on Form S-3 (Registration No. 333-180258) and a related prospectus supplement, each filed with the Securities and Exchange Commission. The legal opinion of White Summers Caffee & James, LLP relating to the shares of common stock being offered is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are identified by such words as “anticipate,” “believe,” “expect,” “will” and words of similar import and are based on current expectations that involve risks and uncertainties, such as the Company’s plans, objectives, expectations and intentions. All statements other than historical or current facts are forward-looking statements, including, without limitation, statements about the Company’s intended use of proceeds, if any, from the cash exercise of warrants. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. The Company does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof.

Exhibit Number	Description

5.1	Opinion of White Summers Caffee & James, LLP.

23.1	Consent of White Summers Caffee & James, LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sarepta Therapeutics, Inc.

By:	/s/ Michael A. Jacobsen
Michael A. Jacobsen
Vice President, Finance and Secretary

Date: September 18, 2012

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of White Summers Caffee & James, LLP.

23.1	Consent of White Summers Caffee & James, LLP (included in Exhibit 5.1).